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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: OCTOBER 1, 1996

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                              CHECKFREE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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    DELAWARE                         0-26802                 31-1013521
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(STATE OR OTHER              (COMMISSION FILE NO.)        (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)


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                             8275 North High Street
                              Columbus, Ohio 43235
                                 (614) 825-3000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


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                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 15, 1996, Checkfree Corporation, a Delaware corporation ("Checkfree"), Servantis Systems Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Checkfree ("Holdings"), Servantis Systems, Inc., a Georgia corporation and a wholly owned subsidiary of Holdings ("Systems"), Servantis Services, Inc., a Georgia corporation and a wholly owned subsidiary of Systems ("Services"), SunGard Shareholder Systems, Inc., a Delaware Corporation ("SSS"), and SunGard SSI Inc., a Delaware corporation and a wholly owned subsidiary of SSS ("SSI"), entered into an Asset Acquisition Agreement (the "Acquisition Agreement"), whereby Systems and Services sold substantially all the assets related to the business of designing, developing, selling, licensing and maintaining proprietary software systems and products for publicly held corporations, utilities and transfer agents, to SSI (the "Acquisition"). The Acquisition Agreement, attached hereto as Exhibit 2(a), contains a complete and accurate list of the specified assets sold to SSI.

          The Acquisition was completed on October 1, 1996 (the "Closing Date"). The total consideration paid by SSI was $20 million, of which $1 million was held back and is payable eighteen months after the Closing Date. In addition, SSI assumed certain specified liabilities of Systems and Services related to the securities products business, with such liabilities specifically defined in the Acquisition Agreement.

         The transaction was approved by the board of directors of Checkfree, Holdings, Systems, Services, SSS, and SSI. The transaction was accomplished through arms-length negotiations between the management of all the parties to the Acquisition Agreement. There was no material relationship between the stockholders of SSS and Checkfree or any of Checkfree's affiliates, any of Checkfree's directors or officers, or any associate of any such Checkfree director or officer, prior to this transaction.

         Checkfree's press release issued October 4, 1996 regarding the consummation of the Acquisition is attached as Exhibit 99 to this report and is incorporated herein by reference. The foregoing summary of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 2(a).

ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                      Description

                2(a) Asset Acquisition Agreement, dated as of August 15, 1996, among Checkfree Corporation, Servantis Systems Holdings, Inc., Servantis

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                               Systems, Inc., Servantis Services, Inc., SunGard
                               Shareholder Systems, Inc., and SunGard SSI Inc.


                99 Press release of Checkfree Corporation issued on October 4, 1996, regarding the consummation of the Acquisition.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHECKFREE CORPORATION


Date:  October 9, 1996           By: /S/ John M. Stanton
                                     -----------------------------------------
                                   John M. Stanton, Vice President and Treasurer








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                                  EXHIBIT INDEX


       Exhibit No.       Description                                        Page

        2(a)   *         Asset Acquisition Agreement, dated as of August
                         15, 1996, among Checkfree Corporation, Servantis
                         Systems Holdings, Inc., Servantis Systems, Inc.,
                         Servantis Services, Inc., SunGard Shareholder
                         Systems, Inc., and SunGard SSI Inc.


        99     *         Press release of Checkfree Corporation issued on
                         October 4, 1996, regarding the consummation of the Acquisition.

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*  Filed with this report.






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